MERRILL LYNCH MUNICIPAL BOND FUND, INC.
                      LIMITED MATURITY PORTFOLIO

               Supplement dated December 27, 2004 to the
                      Prospectus dated October 4, 2004


Effective January 3, 2005, the Limited Maturity Portfolio (the "Portfolio"), a series of Merrill Lynch Municipal Bond Fund, Inc., will change its name to the Short Term Portfolio. This change will not affect any investor's holding in the Portfolio or the Portfolio's investment objective to provide shareholders with as high a level of income exempt from Federal income taxes as is consistent with the investment policies of the Portfolio.


This information supplements and supersedes any contrary information contained in the Prospectus.
















Code # 10051-1004SUP